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                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John R. Stoller, Bruce E. Robinson and Vincent J. Frees, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) thereto, relating to the exchange and issuance of new registered debt securities (7 7/8% Senior Notes due
2011) of PULTE HOMES, INC. for previously issued unregistered debt securities
(7 7/8% Senior Notes due 2011) of PULTE HOMES, INC., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 1st day of October, 2001 by the following persons:


             /s/ Mark J. O'Brien                /s/  Michael A. O'Brien
            --------------------------         -----------------------------
                 Mark J. O'Brien                     Michael A. O'Brien

             /s/ Roger A. Cregg                 /s/  Vincent J. Frees
            --------------------------         -----------------------------
                 Roger A. Cregg                      Vincent J. Frees

             /s/ Curtis Van Hyfte               /s/  William E. Shannon
            ---------------------------        -----------------------------
                 Curtis Van Hyfte                    William E. Shannon

            /s/  Harmon D. Smith                /s/   Robert J. Halso
           ----------------------------        ----------------------------
                 Harmon D. Smith                      Robert J. Halso

             /s/ Charles R. Hathaway            /s/   Gregory M. Nelson
            --------------------------         ----------------------------
                 Charles R. Hathaway                  Gregory M. Nelson

             /s/ Robert P. Schafer              /s/   Donald J. Dykstra
            --------------------------         ----------------------------
                 Robert P. Schafer                    Donald J. Dykstra

             /s/ Jeffery Parks                  /s/   Glen T. Trotta
            --------------------------         ----------------------------
                 Jeffery Parks                        Glen T. Trotta

             /s/ Richard Heuser                 /s/   Tamara S. Gross
            --------------------------         ----------------------------
                 Richard Heuser                       Tamara S. Gross

             /s/ Curtis K. Ring                 /s/   Jeffrey A. Croft
            --------------------------         ----------------------------
                 Curtis K. Ring                       Jeffrey A. Croft

             /s/ William E. Weber               /s/   James Rorison
            --------------------------         ----------------------------
                 William E. Weber                     James Rorison

             /s/ Howard A. Fingeroot            /s/   Kenneth A. Simons
            --------------------------         ----------------------------
                 Howard A. Fingeroot                  Kenneth A. Simons

             /s/ Steven C. Petruska             /s/   James R. McCabe
            --------------------------         ----------------------------
                 Steven C. Petruska                   James R. McCabe

             /s/ John S. Gallagher              /s/   Norman B. White
            --------------------------         ----------------------------
                 John S. Gallagher                    Norman B. White

             /s/ William E. Reiser, Jr.         /s/   Jeffery K. Parsigian
            --------------------------         ----------------------------
                 William E. Reiser, Jr.               Jeffery K. Parsigian
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            /s/ Peter Keane                    /s/ Gregory C. Williams
            --------------------------         ----------------------------
                Peter Keane                        Gregory C. Williams

            /s/ Thomas J. Standke
            --------------------------
                Thomas J. Standke